EXHIBIT 10.2

Execution Version

THIRD AMENDMENT AGREEMENT

THIS THIRD AMENDMENT AGREEMENT (this “Third Amendment”) is entered into effective as of December 30, 2013 by and among Global Telecom & Technology, Inc., a Delaware corporation (which will, following the execution of this Third Amendment, change its name to GTT Communications, Inc.); Global Telecom & Technology Americas, Inc., a Virginia corporation;; NLayer Communications, Inc., an Illinois corporation; PacketExchange (USA), Inc., a Delaware corporation; PacketExchange, Inc., a Delaware corporation; WBS Connect LLC, a Colorado limited liability company; Communication Decisions SNVC, LLC, a Virginia limited liability company; CORE180, LLC, a Delaware limited liability company; Electra, Ltd., a Virginia corporation; and IDC Global, Inc., a Delaware corporation, and NT Network Services, LLC, a Delaware limited liability company (jointly and severally, the “Borrowers”, and each a “Borrower”) each purchaser from time to time party hereto (collectively, the “Purchasers” and individually, a “Purchaser”), and BIA Digital Partners SBIC II, LP a Delaware limited partnership, in its capacity as Agent for the Purchasers (in such capacity, the “Agent”).

Introduction

A.           Borrowers, Purchasers and Agent are parties to the Second Amended and Restated Note Purchase Agreement dated as of April 30, 2013 (as amended by the First Amendment Agreement dated as of July 12, 2013, as amended by the Second Amendment Agreement dated as of November 1, 2013, and as amended hereby and as further amended, restated, supplemented or otherwise modified from time to time, the “Note Purchase Agreement”), pursuant to which the Purchasers have agreed to purchase Notes from the Borrowers.

B.           The Borrowers have requested that the Administrative Agent and the Purchasers effect certain amendments to the Note Purchase Agreement.

C.           The Borrowers have requested that certain Purchasers purchase additional Notes in the aggregate amount of $1,500,000 on the Third Amendment Effective Date (as defined herein), that BNY provide a commitment to purchase additional Notes in the aggregate amount of $1,500,000, and that certain Purchasers provide a commitment to purchase additional Notes in the aggregate amount of $7,000,000 and such Purchasers are willing to purchase the additional Notes and provide such commitments.

D.           The Administrative Agent and the Purchasers are willing to amend the Note Purchase Agreement as expressly provided below.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows.

1.   Amendments to the Note Purchase Agreement.

(a)   Section 2.1.5(a) of the Note Purchase Agreement is hereby amended by deleting it and replacing it in its entirety as follows:

“(a)           Notes.

(i)           The Borrower sold to the Original Purchasers, and the Original Purchasers purchased from the Borrower, in reliance on the representations, warranties and covenants of the Borrower and the other Note

Parties under the Existing Note Purchase Agreement, upon the terms and subject to the conditions set forth therein (the “Original Notes”).

(ii)           On the Restatement Date, (a) the Borrowers delivered to the Original Purchasers an amended and restated note reflecting the outstanding principal amount of the Original Notes on the Restatement Date in the original principal amount set forth after such Purchaser’s name under the heading “Original Principal Amount of Amended and Restated Notes Issued on April 30, 2013” contained on Schedule 2.1.5  (the “Amended and Restated Notes”) and thereafter cancelled such Original Notes and (b) the Borrowers sold to certain Purchasers, and certain Purchasers purchased from the Borrower, notes in the original principal amount set forth after such Purchaser’s name under the heading “Original Principal Amount of Restatement Notes Issued on April 30, 2013” contained on Schedule 2.1.5 (the “Restatement Notes”).  The Amended and Restated Notes and the Restatement Notes remain in full force and effect as of the Third Amendment Effective Date and are hereby ratified and reaffirmed in all respects.

(iii)           On the Second Amendment Effective Date, the Borrowers sold to certain Purchasers, and certain Purchasers purchased from the Borrower, notes in the original principal amount set forth after such Purchaser’s name under the heading “Original Principal Amount of Second Amendment Notes Issued on November 1, 2013” contained on Schedule 2.1.5 (the “Second Amendment Notes”).  The Second Amendment Notes remain in full force and effect as of the Third Amendment Effective Date and are hereby ratified and reaffirmed in all respects.

(iv)           Subject to and in reliance upon the representations, warranties, terms and conditions of this Agreement (as amended by the Third Amendment) and the conditions contained in Section 3 of the Third Amendment  each Purchaser agrees (severally and not jointly) to purchase from Borrower on the Third Amendment Effective Date, and Borrower agrees to sell to each Purchaser, notes in the original principal amount set forth after such Purchaser’s name under the heading “Original Principal Amount of Third Amendment Notes Issued on December 30, 2013” contained on Schedule 2.1.5 (the “Third Amendment Notes).

(v)           Subject to and in reliance upon the representations, warranties, terms and conditions of this Agreement, BNY agrees to purchase from Borrower, and Borrower agrees to sell to BNY, notes (the “BNY Additional Notes”) in an aggregate principal amount not to exceed the amounts set forth next to BNY’s  name under the heading “Total Commitment to Purchase BNY Additional Notes” contained on Schedule 2.1.5 (the “BNY Additional Notes Commitment Amount”).  The BNY Additional Notes Commitment Amount shall be reduced by the amount of any BNY Additional Notes funded in accordance with this Agreement, and on the Commitment Termination Date the BNY Additional Notes Commitment Amount shall automatically be reduced to zero.

(vi)           Subject to and in reliance upon the representations, warranties, terms and conditions of this Agreement, each Purchaser agrees (severally and not jointly) to purchase from Borrower, and Borrower agrees to sell to each Purchaser, notes (the “Additional Notes” and together with the Amended and Restated Notes, the Restatement Notes, the Second Amendment Notes, the Third Amendment Notes, and the BNY Additional Notes, the “Notes”) in an aggregate principal amount not to exceed the amounts set forth next to such Purchaser’s name under the heading “Total Commitment to Purchase Additional Notes” contained on Schedule 2.1.5 (the “Commitment Amount”).  The Commitment Amount shall be reduced by the amount of any Additional Notes funded in accordance with this Agreement, and on the Commitment Termination Date the Commitment Amount shall automatically be reduced to zero.”

(b)   Section 2.1.5(b)(i) of the Note Purchase Agreement is hereby amended by deleting it and replacing it in its entirety as follows:

“(i) At any time on or prior to the Commitment Termination Date, Borrower may, subject to the terms hereof, sell additional Notes on a pro rata basis to those Purchasers with a commitment to purchase Additional Notes hereunder in aggregate principal amounts up to the Commitment Amount, by giving Agent and such Purchaser notice not later than thirty (30) days prior to the date of such proposed purchase and sale (each, an “Additional Takedown”), of (x) the principal amount of the Note to be purchased and sold at such Additional Takedown (which amount shall be not less than $2,000,000 and shall be in increments of $1,000,000 for any Additional Takedown), and (y) the date of such Additional Takedown; provided that there shall be no more than three Additional Takedowns during the term of this Agreement.  In the case of any Additional Takedown used to finance a Permitted Acquisition, such notice will also describe, in reasonable detail satisfactory to Agent and such Purchaser, the Permitted Acquisition or acquisitions to be financed with the proceeds of such Additional Takedown, including, without limitation, (A) the amount and types of consideration proposed to be paid, (B) the proposed sources of financing therefor and (C) a reasonably detailed description of the business or businesses to be acquired.”

(c)   Section 2.2(c) of the Note Purchase Agreement is hereby amended by deleting the first sentence thereof and replacing it in its entirety as follows:

“At any Additional Takedown prior to the Second Amendment Effective Date, Plexus and BNY each agree to subscribe for, and GTTI agrees to issue to Plexus and BNY additional warrants (each an “Additional Warrant” and collectively the “Additional Warrants”) to purchase the Applicable Number (as defined below) of shares of Common Stock of GTTI at an exercise price equal to the trailing 30-day average price per share prior to the applicable Closing Date (as adjusted from time to time as provided in the Additional Warrants).”

(d)   Section 2.4(b) of the Note Purchase Agreement is hereby amended by deleting it and replacing it in its entirety as follows:

“(b) Third Amendment Processing Fee.  On the Third Amendment Effective Date, a fully earned, non-refundable processing fee equal to two percent (2.0%) of the aggregate principal amount of the Third Amendment Notes and additional Commitment Amounts held by Plexus Fund III, L.P. and Plexus Fund QP III, L.P. (each a “Third Amendment Processing Fee” and collectively, in the aggregate amount of $100,000, the “Third Amendment Processing Fees”) shall be paid by Borrower to Plexus Fund III, L.P. and Plexus Fund QP III, L.P. or any designee of any such Purchaser, in immediately available funds by wire transfer to accounts designated by any such Purchaser or designee prior to the Third Amendment Effective Date; provided, however, that any Third Amendment Processing Fee payable on the Third Amendment Effective Date shall be reduced by the amount which has already been paid as an initial deposit of such Third Amendment Processing Fee prior to the Third Amendment Effective Date.”

(e)   Section 2.4(c) of the Note Purchase Agreement is hereby amended by deleting it and replacing it in its entirety as follows:

“(c) BNY Additional Notes Processing Fee.  On the date on which the BNY Additional Notes are purchased by Borrower, a fully earned, non-refundable processing fee equal to two percent (2.0%) of the aggregate principal amount of the BNY Additional Notes and additional Commitment Amounts held by BNY (each a “BNY Additional Notes Processing Fee” and collectively, in the aggregate amount of $100,000, the “BNY Additional Notes Processing Fees”) shall be paid by Borrower to BNY or any designee of BNY, in immediately available funds by wire transfer to accounts designated by BNY or any designee prior to the date on which the BNY Additional Notes are purchased by Borrower; provided, however, that any BNY Additional Notes Processing Fee payable on the date on which the BNY Additional Notes are purchased by Borrower shall be reduced by the amount which has already been paid as an initial deposit of such BNY Additional Notes Processing Fee prior to the date on which the BNY Additional Notes are purchased by Borrower.”

(f)   Section 3.2 of the Note Purchase Agreement is hereby amended by deleting the heading and the first paragraph thereof prior to the start of clause (a) thereof and replacing it in its entirety as follows:

“3.2  Conditions Precedent to the Purchase of the Restatement Notes, the BNY Additional Notes, and all Additional Takedowns.  In addition to the conditions set forth in Section 3.1 with respect to the purchase of Notes on the Restatement Date, no Purchaser shall be required to purchase the Restatement Notes, the BNY Additional Notes, or Notes at any Additional Takedown until the date (each such date, together with the Restatement Date, a "Closing Date") that each of the following conditions has been satisfied (in each case in such manner and in form and substance reasonably satisfactory to Required Purchasers):”

(g)   Section 5.10 of the Note Purchase Agreement is hereby amended by deleting clause (ii) of the first sentence thereof and replacing it in its entirety as follows:

“(ii) agrees that it shall use the proceeds of Restatement Notes, the Third Amendment Notes, the BNY Additional Notes and the Additional Notes to fund Permitted Acquisitions and other growth related initiatives.”

(h)   Section 10 of the Note Purchase Agreement is hereby amended by deleting the notice information contained therein for BNY Mellon-Alcentra Mezzanine III, L.P. and replacing it in its entirety as follows:

“BNY Mellon-Alcentra Mezzanine III, L.P.
200 Park Avenue, 7th Floor
New York, New York 10166
Attn: Paul Echausse
Fax: (212) 922-8259
Email: paul.echausse@alcentra.com and mmreporting@alcentra.com”

(i)   Section 12.10 of the Note Purchase Agreement is hereby amended by deleting the first proviso contained therein and replacing it in its entirety as follows:

“provided that, in absence of a Default or Event of Default by Borrower, any such Note Transfer shall require prior written consent of Borrower, not to be unreasonably withhold, delayed or conditioned, unless such Note Transfer is to another Purchaser or an Affiliate of any Purchaser (including, without limitation, an assignment by BNY to its Affiliate, Alcentra Capital Corporation);”

(j)   Section 12.10 of the Note Purchase Agreement is hereby amended by deleting clause (c) thereof and replacing it in its entirety as follows:

“(c) as required by law, regulation, subpoena, or other order (including in connection with any public filings required under the Securities Exchange Act of 1934, as amended);”

(k)   Amendments to Section 13.1 (Definitions).  Section 13.1 of the Note Purchase Agreement is hereby amended by:

(i)           adding the following definitions alphabetically therein:

“BNY Additional Notes” is defined in Section 2.1.5(a)(v).

“BNY Additional Notes Commitment Amount” is defined in Section 2.1.5(a)(v).

“BNY Additional Notes Processing Fee” is defined in Section 2.4(c).

“Second Amendment Notes” is defined in Section 2.1.5(a)(iii).

“Third Amendment” means that certain Third Amendment Agreement, dated as of December 30, 2013, by and among the Borrower, the Purchasers and Agent.

“Third Amendment Effective Date” means December 30, 2013.

“Third Amendment Notes” is defined in Section 2.1.5(a)(iv).

“Third Amendment Processing Fee” is defined in Section 2.4(b).

(ii)           deleting the following definitions and replacing them in their entirety as follows

“Additional Notes” is defined in Section 2.1.5(a)(vi) of this Agreement.

“Commitment Termination Date” is December 31, 2014, which date may be extended with the consent of Agent and Purchasers in their sole discretion.

“GTTI” is defined in the preamble and, following the execution of the Third Amendment, GTTI will change its name to GTT Communications, Inc.

(l)   Schedule 2.1.5 of the Note Purchase Agreement is hereby amended by deleting it and replacing it in its entirety as set forth on Exhibit A attached hereto..

2.   Consent. In reliance upon the representations and warranties of Borrowers set forth in Section 3 below and upon satisfaction of the conditions to effectiveness set forth in Section 4 below, the Agent and Purchasers hereby consent to GTTI changing its name to GTT Communications, Inc. after the execution of this Third Amendment and hereby waive the thirty (30) days prior written notice requirement set forth in Section 7.3 of the Note Purchase Agreement; provided, that nothing contained herein shall in any way waive, release, modify or limit the Borrower’s obligation to otherwise comply with the Note Purchase Agreement as amended hereby.  This is a limited consent and shall not be deemed to constitute a consent to any other matter except as specifically set forth herein.

3.   Representations and Warranties.  Each Borrower hereby represents and warrants to the Purchasers that:

(a)   the execution, delivery, and performance of this Third Amendment, the Note Purchase Agreement, and the other Note Documents and the issuance of the Third Amendment Notes (i) are within such Borrower’s corporate or limited liability company powers, as applicable, (ii) have been duly authorized by all necessary corporate or limited liability company action, as applicable, (iii) do not require any approval or consent of any Person under any contractual obligation of such Borrower and (iv) do not contravene (A) any law, rule, or regulation, or any order, judgment, decree, writ or injunction, or award of any arbitrator, court, or Governmental Authority, (B) the terms of its Organization Documents or (C) any material contract or undertaking to which it is a party or by which any of its properties may be bound or affected;

(b)   this Third Amendment has been duly executed and delivered by such Borrower;

(c)   this Third Amendment, the Note Purchase Agreement and the other Note Documents constitute such Borrower’s legal, valid, and binding obligations, enforceable against such Borrower in accordance with their respective terms;

(d)   such Borrower is in compliance with all of the terms and provisions set forth in the Note Purchase Agreement and each of the other Note Documents, each as amended hereby, on its part to be observed or performed on or prior to the date hereof in all material respects;

(e)   no Default or Event of Default has occurred and is continuing; and

(f)   since the Closing Date, there has been no event or circumstance, either individually or in the aggregate, that has had or would reasonably be expected to have a Material Adverse Effect.

4.   Conditions. The effectiveness of this Third Amendment and the Purchasers’ purchase of the Third Amendment Notes is subject to the prior or concurrent consummation of each of the following conditions:

(a)   Agent shall have received a copy of this Third Amendment duly executed by authorized representatives of each of the Borrowers, Agent and Purchasers;

(b)   Purchasers purchasing the Third Amendment Notes shall have received the Third Amendment Notes duly executed by authorized representatives of the Borrowers;

(c)   Agent shall have received a copy of the Amended and Restated Credit Agreement, dated as of the date hereof, by and among the Borrowers, Webster Bank, N.A., as the agent, the Senior Lenders, and the other parties thereto in form and substance reasonably satisfactory to the Agent and Required Purchasers.

(d)   Agent shall have received a copy of the Second Amendment to  Intercreditor and Subordination Agreement, dated as of the date hereof, in form and substance reasonably satisfactory to the Agent and Required Purchasers.

(e)   Agent shall have received for each Borrower, Borrower’s Operating Documents and a good standing certificate or similar certification of Borrower certified by each applicable jurisdiction of incorporation or formation, each dated as of a date no earlier than thirty (30) days prior to the Third Amendment Effective Date.

(f)   Agent shall have received duly executed original signatures to the Secretary’s Certificate with completed Borrowing Resolutions for each Borrower in form and substance reasonably satisfactory to the Agent.

(g)   Agent shall have received a legal opinion of Borrower’s counsel (including special counsel and local counsel, as deemed necessary by Agent), in form and substance acceptable to Required Purchasers, in their reasonable discretion, dated as of the Third Amendment Effective Date together with the duly executed original signature thereto.

(h)   Borrowers shall have delivered such other certificates, documents and agreements as any Required Purchasers may reasonably request;

(i)   the representations and warranties in the Note Purchase Agreement shall be true, accurate, and complete in all material respects on the Third Amendment Effective Date; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date, and no Default or Event of Default shall have occurred and be continuing or result from purchase of the Third Amendment Notes;

(j)   Purchasers shall have received a funds flow in form and substance reasonable satisfactory to the Purchasers indicating the sources and uses of the proceeds of the Third Amendment Notes and the wire transfer instructions for such proceeds;

(k)   Purchasers shall have received evidence reasonably satisfactory to Agent indicating that, immediately prior to and after giving pro forma effect to the purchase of the Third Amendment Notes,

Borrowers shall be in pro forma compliance with the Financial Covenants set forth in Section 6.9 of the Note Purchase Agreement; and

(l)   Borrowers shall have paid all fees and expenses (including the Third Amendment Processing Fee and fees and expenses of counsel) to be paid to Agent or any Purchaser, as applicable, specified in Section 2.4 of the Note Purchase Agreement.

5.   Reaffirmation.  Borrowers, Administrative Agent and Purchasers each reaffirm all of their respective obligations under the Note Purchase Agreement and the other Note Documents, each as amended hereby.

6.   Acknowledgment. The Borrowers hereby acknowledge and agree that Alcentra Capital Corporation is an Affiliate of BNY and BNY may assign any portion of its outstanding Notes, Original Warrants, Restatement Warrants, or Common Stock to Alcentra Capital Corporation without the consent of the Borrowers.

7.   Effect on Note Purchase Agreement.  The execution, delivery, and performance of this Third Amendment shall not operate, except as expressly provided herein, as a waiver of or, as an amendment of, any right, power, or remedy of the Administrative Agent or Purchasers under the Note Purchase Agreement or any other Note Document.  Except to the extent expressly amended hereby, the Note Purchase Agreement and all other Note Documents shall be unaffected hereby, shall continue in full force and effect, are hereby in all respects ratified and confirmed, and shall constitute the legal, valid, binding and enforceable obligations of each Borrower.

8.   Release. Effective on the date hereof, each Borrower, for itself and on behalf of its successors, assigns, and officers, directors, employees, agents and attorneys, and any Person acting for or on behalf of, or claiming through it, hereby waives, releases, remises and forever discharges the Agent and each Purchaser, each of their respective Affiliates, and each of their respective successors in title, past, present and future officers, directors, employees, limited partners, general partners, investors, attorneys, assigns, subsidiaries, shareholders, trustees, agents and other professionals and all other persons and entities to whom the Agent or any member of the Purchasers would be liable if such persons or entities were found to be liable to the Borrowers (each a “Releasee” and collectively, the “Releasees”), from any and all past, present and future claims, suits, liens, lawsuits, adverse consequences, amounts paid in settlement, debts, deficiencies, diminution in value, disbursements, demands, obligations, liabilities, causes of action, damages, losses, costs and expenses of any kind or character, whether based in equity, law, contract, tort, implied or express warranty, strict liability, criminal or civil statute or common law (each a “Claim” and collectively, the “Claims”), whether known or unknown, fixed or contingent, direct, indirect, or derivative, asserted or unasserted, matured or unmatured, foreseen or unforeseen, past or present, liquidated or unliquidated, suspected or unsuspected, which any Borrower ever had from the beginning of the world, now has, or might hereafter have against any such Releasee, which Claims relate, directly or indirectly, to any act or omission by any Releasee that occurred on or prior to the date of this Third Amendment and relate, directly or indirectly, to the Note Purchase Agreement or any Note Document, or any acts or omissions of any such Releasee that occurred on or prior to the date of this Third Amendment with respect to the Note Purchase Agreement or any Note Document, or the purchaser-borrower relationship evidenced by the Note Purchase Agreement and the related Note Documents, except for the duties and obligations set forth in this Third Amendment, the duties and obligations set forth in the Note Purchase Agreement and the respective Note Documents to be performed on or after the date of this Third Amendment and for any liability unknown to the Borrowers as of the date hereof that arises solely out of the gross negligence or willful misconduct of the Agent or of any Purchaser as determined by a final and non-appealable judgment of a court of competent jurisdiction.

As to each and every Claim released hereunder, each Borrower hereby represents that it has received the advice of legal counsel with regard to the releases contained herein.

9.   No Novation; Entire Agreement.  This Third Amendment evidences solely the amendment of the terms and provisions of the Borrowers’ obligations under the Note Purchase Agreement specified herein and is not a novation or discharge thereof.  There are no other understandings, express or implied, among Purchasers and Borrowers regarding the subject matter hereof.

10.   Choice of Law.  The validity of this Third Amendment, its construction, interpretation and enforcement, and the rights of the parties hereunder, shall be determined under, governed by, and construed in accordance with the laws of the State of New York without regard to conflicts of laws principles.

11.   Definitions and Construction.  Capitalized terms used but not otherwise defined herein shall have the respective meanings given to such terms in the Note Purchase Agreement, as amended hereby.  Upon and after the effectiveness of this Third Amendment, each reference in the Note Purchase Agreement to “this Agreement”, “hereunder”, “herein”, “hereof” or words of like import referring to the Note Purchase Agreement, and each reference in the other Note Documents to “the Note Purchase Agreement”, “thereunder”, “therein”, “thereof”, or words of like import referring to the Note Purchase Agreement, shall mean and be a reference to the Note Purchase Agreement as amended hereby.

12.   Counterparts; Delivery by Facsimile or Electronic Mail.  This Third Amendment may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed and delivered, shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument.  Delivery of an executed counterpart of a signature page to this Third Amendment by facsimile or electronic mail shall be as effective as delivery of a manually executed counterpart of this Third Amendment.  Any party delivering an executed counterpart of this Third Amendment by facsimile or electronic mail also shall deliver a manually executed counterpart of this Third Amendment but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability, and binding effect of this Third Amendment.

[signatures on the following page]

IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be executed as of the date first above written.

BORROWERS:

GLOBAL TELECOM & TECHNOLOGY, INC.

By:	/s/ Richard D. Calder, Jr.
Name: Richard D. Calder, Jr.
Title: President and CEO

GLOBAL TELECOM & TECHNOLOGY AMERICAS, INC.

By:	/s/ Richard D. Calder, Jr.
Name: Richard D. Calder, Jr.
Title: President and CEO

NLAYER COMMUNICATIONS, INC.

By:	/s/ Richard D. Calder, Jr.
Name: Richard D. Calder, Jr.
Title: President and CEO

PACKETEXCHANGE (USA), INC.

By:	/s/ Richard D. Calder, Jr.
Name: Richard D. Calder, Jr.
Title: President and CEO

PACKETEXCHANGE INC.

By:	/s/ Richard D. Calder, Jr.
Name: Richard D. Calder, Jr.
Title: President and CEO

WBS CONNECT LLC

By:	/s/ Richard D. Calder, Jr.
Name: Richard D. Calder, Jr.
Title: President and CEO

COMMUNICATION DECISIONS - SNVC, LLC

By:	/s/ Richard D. Calder, Jr.
Name: Richard D. Calder, Jr.
Title: President and CEO

CORE180, LLC

By:	/s/ Richard D. Calder, Jr.
Name: Richard D. Calder, Jr.
Title: President and CEO

ELECTRA LTD.

By:	/s/ Richard D. Calder, Jr.
Name: Richard D. Calder, Jr.
Title: President and CEO

IDC GLOBAL, INC.

By:	/s/ Richard D. Calder, Jr.
Name: Richard D. Calder, Jr.
Title: President and CEO

NT NETWORK SERVICES, LLC

By:	/s/ Richard D. Calder, Jr.
Name: Richard D. Calder, Jr.
Title: President and CEO

AGENT AND PURCHASERS:

BIA DIGITAL PARTNERS SBIC II LP, as Agent and as a Purchaser

By:	BIA Digital Partners II LLC
Its:	General Partner

By:	/s/ Lloyd R. Sams
Name:	Lloyd R. Sams
Title:	Managing Principal

PLEXUS FUND II, L.P., as a Purchaser

By:	BIA Digital Partners II LLC
Its:	General Partner

By:	/s/ Robert R. Anders, Jr.
Name:	Robert R. Anders, Jr.
Title:	Manager

PLEXUS FUND III, L.P., as a Purchaser

By:	Plexus Fund III GP, LLC
Its:	General Partner

By:	/s/ Robert R. Anders, Jr.
Name:	Robert R. Anders, Jr.
Title:	Manager

PLEXUS FUND QP III, L.P., as a Purchaser

By:	Plexus Fund III GP, LLC
Its:	General Partner

By:	/s/ Robert R. Anders, Jr.
Name:	Robert R. Anders, Jr.
Title:	Manager

BNY MELLON-ALCENTRA MEZZANINE III, L.P., as a Purchaser

By:	BNY Mellon-Alcentra Mezzanine III (GP), L.P.
Its:	General Partner

By:	/s/ Paul Echausse
Name:	Paul Echausse
Title:	Managing Director